                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SUNRISE PRESCHOOLS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            SUNRISE PRESCHOOLS, INC.
                       9128 East San Salvador, Suite 200
                           Scottsdale, Arizona 85258

________________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 26, 1996
________________________________________________________________________________


To the Stockholders of Sunrise Preschools, Inc.:

    The Annual Meeting of the stockholders of Sunrise Preschools, Inc., a Delaware corporation (the "Company"), will be held at the offices of Arthur Andersen LLP, Two North Central Avenue, Suite 1000, Phoenix, Arizona 85004, on Friday, January 26, 1996, at 2:00 p.m. M.S.T. for the following purposes:

    1.           To elect one director to serve a three-year term;

    2. To ratify the adoption of the Company's 1995 Stock Option Plan under which 500,000 shares of the Company's Common Stock are reserved for grants of stock options to employees;

    3. To ratify the adoption of the Company's Non-Employee Directors Stock Option Plan under which 100,000 shares of the Company's Common Stock are reserved for grants of stock options to non-employee directors of the Company; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on November 29, 1995 (the "Record Date") are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the Annual Meeting during ordinary business hours for ten (10) days prior to the meeting.

    A copy of the Company's 1995 Annual Report to Stockholders, which includes audited financial statements, is enclosed. Management and the Board of Directors cordially invite you to attend the Annual Meeting.

                                        By Order of the Board of Directors,



                                        James R. Evans
                                        President and Chief Executive Officer

Scottsdale, Arizona
December 26, 1995

 IMPORTANT: IT IS IMPORTANT THAT YOUR SHAREHOLDINGS BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            SUNRISE PRESCHOOLS, INC.
________________________________________________________________________________

                                PROXY STATEMENT
________________________________________________________________________________

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The accompanying proxy is solicited by the Board of Directors of Sunrise Preschools, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on January 26, 1996 (the "Annual Meeting"), or any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy were mailed to all stockholders entitled to vote at the Annual Meeting on or about December 26, 1995. The corporate offices of the Company are located at 9128 East San Salvador, Suite 200, Scottsdale, Arizona 85258 and its telephone number at that address is (602) 860-1611.

         Only stockholders of record at the close of business on November 29, 1995 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 2,982,968 shares of Common Stock, $.01 par value, and 500,000 shares of Series B Preferred Stock, $1.00 par value (the "Preferred Stock"), were issued and outstanding. Each holder of Common Stock and Preferred Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock or Preferred Stock held of record on the Record Date.

         The presence of a majority of the combined voting power of the Common Stock and the Preferred Stock, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. Votes withheld from any director are counted for purposes of determining the presence of a quorum, but have no legal effect under Delaware law. Abstentions and broker non-votes will also be included in the determination of the number of shares represented for a quorum. At the Annual Meeting, the Company will appoint an Inspector of Election to count all votes and ballots and make a written report thereof.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of shares of Common Stock and Preferred Stock of the Company on November 30, 1995 by each director and executive officer, by all directors and executive officers as a group and by all persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock and Preferred Stock on a combined basis. Each share of Preferred Stock is convertible into one share of Common Stock.

         The percentage ownership information set forth in the right hand column of the following table has been computed in accordance with Securities and Exchange Commission ("SEC") guidelines as described in Note (3). In accordance with such guidelines, the percentage ownership information shown for Michael J. Connelly, LN Investment Capital Limited Partnership and Lepercq Investment Limited Partnership - II reflects the outstanding voting power of holders of Preferred Stock, which generally votes with the Common Stock on matters submitted for stockholder vote.

                                                                                          Shares of Common and
                                                                                    Preferred Stock Beneficially Owned
                                                                           --------------------------------------------------
                                                                                 Number of Shares              Percent of
                  Name and Address                                             Beneficially Held(1)           Ownership(2)
                  ----------------                                         -----------------------------  --------------------

                  James R. Evans                                                           744,910                    24.2%
                  9128 East San Salvador, Suite 200
                  Scottsdale, Arizona 85258

                  Barbara L. Owens                                                         152,993                     4.9%
                  9128 East San Salvador, Suite 200
                  Scottsdale,  Arizona 85258

                  Ronald J. O'Connor                                                         6,000                     0.2%
                  9128 East San Salvador, Suite 200
                  Scottsdale, Arizona  85258

                  Ruby G. Kelly                                                             17,500                     0.6%
                  9128 East San Salvador, Suite 200
                  Scottsdale, Arizona  85258

                  Robert A. Rice                                                            22,188                     0.7%
                  c/o Prime Discount Securities, Inc.
                  559 Congress Street
                  Portland, Maine 04112

                  Dr. Richard H. Hinze                                                      21,000                     0.7%
                  215 F. River Trail
                  Morganton, North Carolina  28655

                  Michael J. Connelly(3)                                                 1,088,055                    31.2%

                  LN Investment Capital Limited Partnership(3)                             633,817                    19.6%

                  Lepercq Investment Limited Partnership - II(3)                           454,238                    14.2%

                  James Alexander                                                          157,325                     5.3%
                  P.O. Box 5583
                  Virginia Beach, Virginia 23455

                  John Rutkowski                                                           165,563                     5.6%
                  2828 North Central, Suite 1100
                  Phoenix, Arizona 85004

                  All directors and executive officers as a group (5                       964,590                    29.4%
                  persons)

                                                                                           [Footnotes on following page.]

(1) Includes presently exercisable options as follows: James R. Evans - 94,032; Barbara L Owens - 147,550; Robert A. Rice - 20,000; Dr. Richard H. Hinze - 20,000; Ronald J. O'Connor - 5,000; Ruby G. Kelly - 10,000; and all directors and executive officers as a group - 296,582.

(2) The percentages shown include the shares of Common Stock actually owned as of November 30, 1995, and the shares of Common Stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options and the conversion of the Preferred Stock. All shares of Common Stock that the identified person had the right to acquire within 60 days of November 30, 1995 upon the exercise of options or the conversion of the Preferred Stock, are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person.

(3) Michael J. Connelly does not directly own any shares of Common Stock or Preferred Stock; however, Mr. Connelly is the managing general partner of (i) LN Investment Capital Limited Partnership ("LNIC"), which owns 342,367 shares of Common Stock and 291,450 shares of Preferred Stock and (ii) Lepercq Investment Limited Partnership - II ("LIP-II"), which owns 245,688 shares of Common Stock and 208,550 shares of Preferred Stock. As a result, Mr. Connelly may be deemed to have beneficial ownership of the securities beneficially owned by such partnerships. Mr. Connelly disclaims beneficial ownership of such securities. LNIC and LIP-II collectively own all of the issued and outstanding Preferred Stock. The number of shares disclosed as beneficially owned are amounts as reported in a Form 5 filed with the SEC in September 1995 and a Form 4 filed with the SEC in October 1995. The address of each of Mr. Connelly, LNIC and LIP-II is c/o Lepercq Capital Management, Inc., 1675 Broadway, 16th Floor, New York, New York 10019.

VOTING AND REVOCATION OF PROXIES

         All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or
(b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person.

SOLICITATION OF PROXIES

         The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all stockholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.


                             ELECTION OF DIRECTORS

         The Board of Directors currently consists of four members and is divided into three classes. One class of directors is elected each year to serve for a term of three years. Each director serves until his successor has been elected and qualified, or until his earlier resignation or removal. The term of Dr. Richard H. Hinze expires at the Annual Meeting; the term of James
R. Evans expires in the following year; and the terms of Barbara L. Owens and Robert A. Rice expire in two years. Under the Company's Bylaws, the number of directors may be increased to nine. The Company's Restated Certificate of Incorporation, as amended, restricts the removal of directors under certain circumstances.

         Pursuant to an agreement between the Company and purchasers of the Company's Preferred Stock, the Company has agreed to use its reasonable best efforts to maintain a designee of the purchasers (the "Series B Designee") on the Company's Board of Directors. As of November 30, 1995, there was no Series B Designee on the Company's Board of Directors. However, the Company has reserved a seat on the Board of Directors for a Series B Designee.

         The Company has nominated Dr. Hinze to be re-elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Dr. Hinze. In the event that Dr. Hinze is unable or declines to serve as director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. It is not expected that Dr. Hinze will be unable or will decline to serve as director. If elected, the term of office of Dr. Hinze will continue until the third annual meeting of stockholders after election or until his successor has been duly elected and qualified.

         The Company's Bylaws provide that any stockholder entitled to vote in an election of directors may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid to the Secretary, Sunrise Preschools, Inc., 9128 East San Salvador, Suite 200, Scottsdale, Arizona 85258, not later than: (i) with respect to the election to be held at an annual meeting of stockholders, thirty (30) days in advance of such meeting, and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (b) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between such persons specified in the notice, (d) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, (e) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if such nominee had been nominated or intended to be nominated by the Board of Directors and (f) the consent of each nominee to serve as a director of the Company if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

         The names of all directors and executive officers and certain information about them, are set forth on the following page.

 Name                                        Age                       Positions With Company
 ----                                        ---                       ----------------------
 James R. Evans                              48                        Chairman of the Board, President

 Robert A. Rice                              40                        Director

 Dr. Richard H. Hinze                        74                        Director

 Barbara L. Owens                            47                        Director, Executive Vice President,
                                                                       Secretary and Treasurer

 Ruby G. Kelly                               41                        General Manager

 Ronald J. O'Connor                          37                        Controller

         James R. Evans has been the President and a Director of the Company since its inception. Prior to that time, Mr. Evans was an executive with Smitty's Super Value, Inc., a large retail food and general merchandise chain. During his twenty years at Smitty's Super Value, Inc., Mr. Evans was responsible at various times for marketing strategy, designing store layouts, development of financial models and budgets and store management. Mr. Evans is a member of the Arizona Child Care Licensure Advisory Committee and has been a national presenter at various child care conventions on diverse child care topics.

         Robert A. Rice has been a Director of the Company since October 1993. Mr. Rice is a director of Firstmark Corp., which is listed for trading on Nasdaq, and is a Vice-President of two subsidiaries of Firstmark Corp., Firstmark Investment Corp. and Firstmark Capital Corp. Firstmark Corp. and its subsidiaries are engaged in financial services and real estate and timber operations. Mr. Rice has been the President and Chairman of Prime Discount Securities, Inc., a National Association of Securities Dealers registered investment broker-dealer, since he founded the entity in 1983. Mr. Rice has also been the President of Prime Securities Corp., an investment management company, since he founded the entity in 1990. Mr. Rice is a general partner of BR Partners, a partnership that owns and operates commercial and residential real estate in Maine.

         Dr. Richard H. Hinze has been a Director of the Company since August 1987. Since September 1984, Dr. Hinze has been the President and Chairman of Flying H Enterprises, Inc., a family owned Hawaii corporation focusing on consulting and development of child care programs for public and private entities, which has been inactive since 1994. From 1972 until his retirement in April 1987, Dr. Hinze was a researcher for the Curriculum Research and Development Group at the University of Hawaii-Manoa studying gifted children and early childhood education. He has also served from October 1985 through April 1987 as the director for all campuses of the University of Hawaii Child Care Project, where he developed a system for offering child care for students and faculty. Dr. Hinze was also the treasurer of the National Association for Education of Young Children from 1976 through 1980. Dr. Hinze has published several articles in professional publications relating to child care and education and received his Ed.D from Stanford University.

         Barbara L. Owens was a consultant to the Company beginning in February 1987, and became a full-time employee, Vice President-Operations, in June 1987. Ms. Owens became a Director in March 1988, Secretary in August 1988, Treasurer in May 1989 and Executive Vice President in September 1989. Ms. Owens has substantial experience in the child care industry, including employment for 13 years at Palo Alto Educational Systems, Inc., which had approximately 30 child care centers in four states when it was sold to Gerber Children's Center, Inc. in October 1984. Ms. Owens' positions at Palo Alto Educational Systems, Inc. included President and Chief Operating Officer. After that time, Ms. Owens provided child care consulting services to various organizations in the United States. Ms. Owens currently serves on an editorial panel of the Child Care Information Exchange, a national child care publication. Ms. Owens has also given presentations at various annual conferences of the National Association of Early Childhood Professionals.

         Ruby G. Kelly joined the Company as its General Manager in November 1995. From 1981 until joining the Company in 1995, Ms. Kelly was employed by LaPetite Academy, one of the largest child care providers in the United States with more than 800 child care centers located in 35 states. Ms. Kelly served in various capacities at LaPetite Academy, including most recently as a Divisional Director, a position in which she had responsibility for the operations of more than 50 child care centers. Ms. Kelly is a member of the National Association For the Education of Young Children (the "NAEYC") and serves on a panel that evaluates child care centers to determine whether they are eligible for the accreditation designation which is a nationally recognized designation established by the NAEYC. Ms. Kelly is also an active member of the Phoenix, Arizona chapter of the NAEYC and serves on its Public Policy Committee. In addition, Ms. Kelly is on the Board of Directors of the Colorado Child Care Association.

         Ronald J. O'Connor joined the Company in September 1994 as the Controller. From 1988 until joining the Company, Mr. O'Connor was the Deputy City Controller for the City of Phoenix, Arizona. Prior to that time, Mr. O'Connor was the Corporate Controller at El Pollo Asado, Inc. Mr. O'Connor has also been an audit manager at Touche Ross & Co. (now DeLoitte & Touche, LLP) and has been a Certified Public Accountant since 1981.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During fiscal 1995, the Board of Directors met eleven times. Each director attended at least 75% of the meetings held during fiscal 1995, including meetings of Committees of which each is a member. The Board of Directors has a Compensation Committee but does not have an Audit Committee or a Nominating Committee.

         The Compensation Committee, which currently is comprised of Dr. Richard H. Hinze and Robert A. Rice, is responsible for administering the Company's stock option plans and addressing other executive compensation matters. The Compensation Committee held two meetings in fiscal 1995.


                             EXECUTIVE COMPENSATION

         The table on the following page summarizes all compensation paid to the Company's President (the Chief Executive Officer of the Company) and to the Company's other most highly compensated executive officer other than the President whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"), for services rendered in all capacities to the Company during the fiscal years ended July 31, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE








                                                                                     Long Term Compensation
                                                                                -----------------------------------
                                                   Annual Compensation                   Awards            Payouts
                                           -----------------------------------  -----------------------   ---------
                                                                      Other     Restricted   Securities
                  Name and         Fiscal                            Annual       Stock     Underlying      LTIP      All Other
             Principal Position     Year    Salary      Bonus     Compensation    Award(s)   Option(s)     Payouts  Compensation(1)
             ------------------    ------  ---------  ---------   ------------  ----------  ----------     -------  ---------------
             James R. Evans        1995    $ 150,000   $ 65,151       $-0-          $-0-       373,200       $-0-         $-0-
             Chairman of the
             Board and             1994    $ 105,007   $ 53,494       $-0-          $-0-         -0-         $-0-         $-0-
             President
                                   1993    $ 105,007   $ 62,227       $-0-          $-0-         -0-         $-0-         $-0-
             ------------------    ------  ---------  ---------   ------------  ----------  ----------     -------  ---------------
             Barbara L. Owens      1995    $  85,000   $ 52,777       $-0-          $-0-       135,858(2)    $-0-         $-0-
             Executive Vice
             President,            1994    $  56,632   $ 62,792       $-0-          $-0-                     $-0-         $-0-
             Secretary and                                                                       -0-
             Treasurer             1993    $  56,632   $ 65,877       $-0-          $-0-         -0-         $-0-         $-0-
             ------------------    ------  ---------  ---------   ------------  ----------  ----------     -------  ---------------


(1) See the discussion under the caption "EXECUTIVE COMPENSATION -- Employment Contracts" regarding certain other compensation the Named Executive Officer may be entitled to upon certain specified events.

(2) Of the stock options granted to Ms. Owens, 75,858 were options that were granted by the Company in 1995 to replace 84,558 options that were granted to Ms. Owens in prior years and canceled in 1995. The Board of Directors of the Company determined that the options that were canceled no longer provided the intended incentives to Ms. Owens because their exercise prices, which ranged from $1.38 to $2.00 per share, exceeded the current market price for the Company's Common Stock.

         The following table sets forth certain information concerning individual grants of stock options during the fiscal year ended July 31, 1995 to each of the Named Executive Officers.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


-----------------------------------------------------------------------------------------------------------------
                                                                 Individual Grants
                           --------------------------------------------------------------------------------------
                                                          % of Total
                              Number of Securities       Options/SARs
                                   Underlying             Granted To         Exercise or
                                   Option/SARs             Employees          Base Price         Expiration
           Name                    Granted (#)          in Fiscal Year        ($/Share)             Date
---------------------      --------------------------   ---------------      ------------      ---------------
 James R. Evans            363,200(1)                        62%               $1.5125            May 4, 2000
                            10,000                            2%               $1.00           December 31, 1997
-----------------------------------------------------------------------------------------------------------------
 Barbara L. Owens          125,858(2)                        21%                $1.375             May 4, 2005
                            10,000                            2%                $1.00           December 31, 1997
-----------------------------------------------------------------------------------------------------------------
                                                                                           [Footnotes on following page.]

(1) A portion of the options granted to Mr. Evans were granted under the Company's 1995 Stock Option Plan as incentive stock options, which qualify for special treatment under United States tax laws. As required by such tax laws, the options were granted at 110% of the fair market value of the Company's Common Stock on the date of grant. The 1995 Stock Option Plan has been approved by the Board of Directors of the Company and will be submitted to the Company's Stockholders for their ratification at the Annual Meeting as described in this Proxy Statement. If the 1995 Stock Option Plan is not ratified by the Company's stockholders at the Annual Meeting, the terms of Mr. Evans' option grant provide that his incentive stock options may be reclassified to non- statutory options in which case the option exercise price will be reduced to the fair market value of the Company's Common Stock on the date of grant, which was $1.375 per share, and the term of such options will be extended from five years to ten years.

(2) Of the stock options granted to Ms. Owens, 75,858 were options that were granted by the Company in 1995 to replace 84,558 options that were granted to Ms. Owens in prior years and canceled in 1995. The Board of Directors of the Company determined that the options that were canceled no longer provided the intended incentives to Ms. Owens because their exercise prices, which ranged from $1.38 to $2.00 per share, exceeded the current market price for the Company's Common Stock.

         The following table sets forth certain information concerning each exercise of stock options during the year ended July 31, 1995 by each of the Named Executive Officers and the aggregated fiscal year-end value of the unexercised options of each such Named Executive Officer.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        OPTION VALUE AS OF JULY 31, 1995

                                                                                             Value of Unexercised
                                                        Number of Unexercised Options            In-the-Money
                                                           at Fiscal Year End (#)        Options at Fiscal Year End ($)
                                                        ----------------------------     ------------------------------
                           Shares
                         Acquired on        Value
         Name           Exercise (#)    Realized ($)    Exercisable    Unexerciseable    Exercisable     Unexerciseable
-------------------     ------------    ------------    -----------    --------------    -----------     --------------
James R. Evans               -0-            $-0-          94,032          290,473        $  95,758         $250,533
-------------------     ------------    ------------    -----------    --------------    -----------     --------------
Barbara L. Owens             -0-            $-0-         147,550            -0-           $155,605           $-0-
-------------------     ------------    ------------    -----------    --------------    -----------     --------------



COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company are entitled to receive $500 per meeting attended. All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings. Directors who are employees of the Company do not receive compensation for service on the Board or Committees of the Board other than their compensation as employees. Directors who are not employees of the Company also participate in the Company's Non-Employee Directors Stock Option Plan.

EMPLOYMENT CONTRACTS

         On October 15, 1993, the Compensation Committee approved employment agreements with James R. Evans for services as President and with Barbara L. Owens for services as Executive Vice President, Secretary and Treasurer (Mr. Evans and Ms. Owens are sometimes collectively referred to herein as the "Employee"). These agreements were subsequently amended on September 16, 1994 and May 4, 1995.

As amended, the agreements require Mr. Evans and Ms. Owens to devote their full-time to the Company and provide for a base salary, currently $154,500 and $87,550 per year, respectively, which is increased on August 1 of each year to reflect increases in the National Consumer Price Index of the preceding year. The Employee is entitled to receive bonuses in the discretion of the Compensation Committee to be paid in accordance with Company bonus plans in effect from time to time. Each of the agreements has a perpetual three-year term, such that on any given date each agreement has a three-year remaining term. The agreements may not be terminated unilaterally by the Company, except for cause, which includes (i) conviction of a felony that impairs the ability of the Employee to perform his or her duties with the Company or (ii) failure of performance as determined by the Board. The agreements provide that the salaries of Mr. Evans and Ms. Owens will be reviewed annually, but such salaries may not be decreased.

         Each of the agreements provides that if the Employee is terminated by the Company other than for cause or disability, or by the Employee for good reason (as defined in the agreements), the Company shall pay to the Employee
(i) his or her salary through the termination date plus any accrued but unpaid bonuses, and (ii) a lump sum payment equal to the sum of three years of the Employee's annual salary and an amount equal to all bonuses paid to the Employee in the three years immediately preceding termination. In addition, the Company must maintain until the first to occur of (i) the Employee's attainment of alternative employment or (ii) three years from the date of termination, the Employee's benefits under the Company's benefit plans to which the Employee and his or her eligible beneficiaries were entitled immediately prior to the date of termination. If the Employee requests, the Company must also assign to the Employee any assignable insurance policy on the life of the Employee owned by the Company at the end of the period of coverage. In addition, all options or warrants to purchase Common Stock held by the Employee on the date of termination become exercisable on the date of termination, regardless of any vesting provisions, and remain exercisable for the longer of one year from the date of termination or the then remaining unexpired term of such warrants or options. If the Employee is terminated for cause or if the Employee terminates his or her employment other than for good reason (as defined in the agreement), the Company's only obligation is to pay the Employee his or her base salary and accrued vacation pay through the date of termination.

         If the Employee is incapacitated due to physical or mental illness during the term of his or her employment, the agreements provide that the Company shall pay to the Employee a lump sum equal to two years of the Employee's base compensation and all bonuses paid to the Employee in the two years preceding the date of termination due to illness. If the Employee dies during his or her employment, the only benefits payable to his or her estate under the agreements are those payable pursuant to the Company's survivor's benefits insurance and other applicable programs and plans then in effect.

         If the Employee's employment is terminated, the Company has agreed to indemnify the Employee for claims and expenses associated with certain personal guarantees made by the Employee. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." In addition, the Company has agreed to use its best efforts to secure the release of such personal guarantees.

STOCK OPTION PLANS

         1987 STOCK OPTION PLAN

         The Company's Stock Option Plan (the "1987 Plan") was adopted by the Board of Directors and approved by the stockholders in July 1987. Only employees (including officers and directors, subject to certain limitations) are eligible to receive options under the 1987 Plan, under which 240,000 shares of Common Stock are authorized for issuance.

         The 1987 Plan provides for the granting to employees of either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. The 1987 Plan is administered by the Board of Directors of the Company, or a committee of the Board, which determines the terms of options granted under the 1987 Plan, including the exercise price and the number of shares subject to the option. Generally, the exercise price of options granted under the 1987 Plan must be not less than the fair market value of the underlying shares on the date of grant, and the term of each option may not exceed eleven years (ten years in the case of incentive stock options). Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

         The 1987 Plan provides the Board of Directors with the discretion to determine when options granted thereunder shall become exercisable. Generally, such options may be exercised after a period of time specified by the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1987 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

         As of November 30, 1995, options to purchase all of such shares were issued and outstanding; such options have terms of five to ten years, with exercise prices of $0.50 to $2.375 per share, which is generally the fair market value of the underlying shares as of the date of grant. Options are generally subject to a three or five-year vesting schedule.

         1995 STOCK OPTION PLAN

         In May 1995, the Company's Board of Directors approved the 1995 Stock Option Plan pursuant to which 500,000 shares of Common Stock have been authorized for issuance. At the Annual Meeting, the Board of Directors has recommended that the Company's Stockholders ratify the 1995 Stock Option Plan. For a discussion of the provisions of the 1995 Stock Option Plan, see "Adoption of 1995 Stock Option Plan" (Proposal No. 1).

         NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         In May 1995, the Company's Board of Directors approved the Non-Employee Directors Stock Option Plan pursuant to which 100,000 shares of Common Stock have been authorized for issuance. At the Annual Meeting, the Board of Directors has recommended that the Company's Stockholders ratify the Non-Employee Directors Stock Option Plan. For a discussion of the provisions of the Non-Employee Directors Stock Option Plan, see "Adoption of Non-Employee Directors Stock Option Plan" (Proposal No. 2).


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 as amended, (the "Exchange Act") requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for such persons, the Company believes that, other than as disclosed below, during the fiscal year ending July 31, 1995, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

         Ronald J. O'Connor failed to report timely that he had become the Company's Controller and Principal Accounting Officer on a Form 3. Mr. O'Connor also reported the grant by the Company of options to acquire 5,000 shares of Common Stock and the acquisition of 1,000 shares of the Company's Common Stock on a Form 3, rather than a Form 4. On November 10, 1995 Mr. O'Connor filed an amended Form 3 reporting his appointment as the Company's Controller and Principal Accounting Officer and a Form 4 reporting the acquisition of options to acquire 5,000 shares of Common Stock and the acquisition of 1,000 shares of Common Stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         James R. Evans and Barbara L. Owens have personally guaranteed various child care facility lease payments and other obligations to third parties. As of July 31, 1995 and 1994, the aggregate amounts of lease payments and other obligations guaranteed by Mr. Evans were approximately $5,000,000 and $5,500,000, respectively. The aggregate amount of lease payments and other obligations by Ms. Owens were approximately $1,000,000 as of July 31, 1995 and 1994.

         Both James R. Evans and Barbara L. Owens have employment agreements with the Company. See "EXECUTIVE COMPENSATION -- Employment Contracts."

         In early 1994, the Board of Directors approved the transfer to Preschool Services, Inc., a Hawaii nonprofit corporation ("PSI") of a portion of the Company's operations. Because of PSI's nonprofit status, PSI is eligible to receive certain grants and subsidies. Pursuant to an agreement with PSI (the "PSI Agreement"), the Company provides PSI with management, administrative and operational services and educational programs.
Additionally, pursuant to the PSI Agreement, the Company leases to PSI all of the equipment and other property necessary for the operation of PSI's child care centers. Barbara L. Owens is the President and James R. Evans is the Vice President of PSI. Dr. Richard Hinze, Mrs. Owens and Mr. Evans are directors of PSI. No directors or officers of the Company are members of PSI and none of them receive any compensation from PSI.

         The PSI Agreement stipulates that the Company is to receive an administrative services fee for providing the services described above. For fiscal 1995 and 1994, the administrative fees totaled $42,000 and $25,000, respectively. Pursuant to the PSI Agreement, the administrative fee equals 9% of PSI's adjusted gross revenues each month, subject to certain limitations.
In addition, the Company receives lease payments of approximately $120,000 annually. During fiscal 1995, the Company agreed to defer future administrative fees and lease payments due from PSI (which in the aggregate are approximately $170,000 annually) until such time as PSI's cash flow is adequate to fund these fees, which the Company estimates will occur no sooner than 1998. In connection with this deferral, the accumulated amounts due from PSI at July 31, 1995 were converted to a promissory note equal to the present value of the expected future payments to be received from PSI related to the balance of the receivable outstanding at July 31, 1995, over a period of seven years. This resulted in a reduction in the outstanding receivable balances through a charge to the provision for bad debts of $176,500. The promissory note bears interest at 8.0%, with monthly payments due beginning January 1998 through July 2002.
In addition, no administrative fees payable under the PSI Agreement were recognized in the quarter ended October 31, 1995.

         All transactions between the Company and its officers, directors, principal stockholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and, in the future, will be approved by a majority of the Company's disinterested directors.


                     RATIFICATION OF 1995 STOCK OPTION PLAN
                                (PROPOSAL NO. 1)

         At the Annual Meeting, the Company will seek stockholder ratification of the 1995 Stock Option Plan (the "1995 Plan") that authorizes the issuance of up to 500,000 shares of Common Stock pursuant to option grants. The 1995 Plan is intended to provide officers and other employees of the Company who, in the opinion of the Board of Directors, are responsible for the continued growth, development and financial success of the Company, with an incentive to actively contribute to the Company's growth by enabling them to acquire a proprietary interest in the Company. The Company's Board of Directors adopted the 1995 Plan in May 1995 and has directed that the 1995 Plan be submitted to the stockholders of the Company for ratification at the Annual Meeting.

         The 1995 Plan provides for the grant of options, which may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1995 Plan are not transferable and expire eleven (11) years after the date of grant (ten years in the case of incentive stock options). The per share exercise price of an incentive stock option granted under the 1995 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant. No option may be granted after May 2, 2005.

         The 1995 Plan provides the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1995 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee. A copy of the 1995 Plan is attached hereto as Exhibit "A".

         At November 30, 1995, under the 1995 Plan, options to purchase 360,000 shares of Common Stock were issued and outstanding, with terms ranging from five to ten years. The exercise prices of all such options range from $1.375 to $2.25 per share.

         Adoption of the 1995 Plan requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock present at the Annual Meeting in person or by proxy.


            RATIFICATION OF NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

         At the Annual Meeting, the Company will seek stockholder ratification of a Non-Employee Directors Stock Option Plan (the "Directors Plan") that authorizes the issuance of up to 100,000 shares of Common Stock pursuant to option grants. The Directors Plan is intended to provide non-employee directors with an incentive to actively direct and contribute to the Company's growth by enabling them to acquire a proprietary interest in the Company. The Company's Board of Directors adopted the Directors Plan in May 1995, and has directed that the Directors Plan be submitted to the stockholders of the Company for ratification at the Annual Meeting.

         On the date the Directors' Plan was adopted by the Company's Board of Directors, each non-employee director was granted an option to acquire 10,000 shares of the Company's common stock. Each non-employee director who joins the Board of Directors after the date the Company's Board of Directors approved the Directors Plan will likewise receive an option to acquire 10,000 shares of the Company's Common Stock. In addition to the foregoing option grants, each year every non-employee director automatically receives an option to acquire 5,000 shares of the Company's Common Stock on the third business day following the date the Company publicly announces its annual financial results; provided that such director has attended at least 75% of the meetings of the Board of Directors and of the Board Committees of which such non-employee director is a member in the preceding fiscal year.

         No option granted under the Directors Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee. A copy of the Directors Plan is attached hereto as Exhibit "B".

         As of November 30, 1995, options to purchase 30,000 shares of Common Stock had been granted; such options have a term of six years with exercise prices of $1.375 to $2.1875 per share, which was the fair market value of the underlying shares on the date of grant. Except for options granted on the effective date of the Directors' Plan, which are fully vested, all options granted under the Directors' Plan will be subject to a one-year vesting schedule. All options granted or to be granted under the Directors' Plan are non-qualified stock options.

         Adoption of the Directors Plan requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock present at the Annual Meeting in person or by proxy.


                       FEDERAL INCOME TAX CONSIDERATIONS

         The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1995 Plan and the Directors Plan (collectively, the "Plans"). The following discussion does not address state, local or foreign tax consequences.

         A participant in the Plans, (a "Participant") will not recognize taxable income upon the grant or exercise of an incentive stock option except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option.

         If shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant or recipient and (ii) the Company will not be allowed a deduction in connection with such incentive stock option or the Common Stock acquired pursuant to the exercise of the incentive stock option. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the Participant's other tax attributes and the statutory limitations on capital loss deductions not discussed herein. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

         A "disqualifying disposition" will result if Common Stock acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent's incentive stock option as described below) is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition (except in the case of a Participant subject to Section 16 restrictions of the Exchange Act, as noted below), the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or
(ii) the amount realized on disposition. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a short-term capital loss. The Participant will report as a short-term capital gain, as applicable, any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

         The general rules discussed above are different if the Participant disposes of the shares of Common Stock in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Common Stock and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income would not be limited by the price at which the Common Stock was actually sold by the Participant.

         If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant's death, the incentive stock option will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

         In general, a Participant to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the nonqualified option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.

         For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonqualified option. Thus, a Participant must, in the year of option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income currently, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

         The Company is required to withhold certain income taxes from Participants upon exercises of nonqualified options. The Company will be entitled to a business expense deduction for both financial statement and federal income tax purposes equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income from the exercise of nonqualified options.

         In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of options by Participants will in most cases be subject to state income taxation.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE 1995 PLAN AND THE DIRECTORS PLAN.


                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for fiscal 1996. Arthur Andersen LLP representatives are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


        STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

         Any stockholder proposals intended to be presented at the Company's 1996 annual meeting of stockholders must be received by the Company no later than August 29, 1996, to be evaluated by the Board for inclusion in the proxy statement for that meeting. Additionally, if a stockholder wishes to present an item for consideration at the Annual Meeting to be held on January 26, 1996, he or she must give notice of his or her intention to the Secretary of the Company along with a brief description of the business he or she wishes to discuss. To be considered timely for the Annual Meeting, such notice must be received by the Company no later than 5:00 P.M. M.S.T. on January 9, 1996.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting. If any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                       1995 ANNUAL REPORT ON FORM 10-KSB

         The Company files annual reports on Form 10-KSB with the SEC. A copy of the annual report for the fiscal year ended July 31, 1995 (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to Sunrise Preschools, Inc., 9128 East San Salvador, Suite 200, Scottsdale, Arizona 85258, Attention: Stockholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a $.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.

                                           By Order of the Board of Directors,



                                           James R. Evans
                                           President and Chief Executive Officer


Scottsdale, Arizona
December 26, 1995

                                  EXHIBIT "A"

                            SUNRISE PRESCHOOLS, INC.
                             1995 STOCK OPTION PLAN



         1. Purpose of the Plan. The purposes of this 1995 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility to provide successful management of the Company's business, to provide additional incentive to certain key employees of the Company, and to promote the success of the Company's business through the grant of options to purchase shares of the Company's Common Stock.

         Options granted hereunder may be either "Incentive Stock Options," as defined in Section 422 of the Code, or "Non-Statutory Stock Options," at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Board" shall mean the Board of Directors of the Company or the Committee, if one has been appointed.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                 (c) "Common Stock" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

                 (d) "Company" shall mean Sunrise Preschools, Inc., a Delaware corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

                 (e) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                 (f) "Employee" shall mean any person, including officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                 (g) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

                 (h) "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the

         Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the Common Stock on the date of grant, as reported in the Wall Street Journal (or, if not reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange or the American Stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                 (i) "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                 (j) "Option" shall mean a stock option granted under the Plan.

                 (k) "Optioned Stock" shall mean the Common Stock subject to an Option.

                 (l) "Optionee" shall mean an Employee of the Company who has been granted one or more Options.

                 (m) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (n)      "Plan" shall mean this Stock Option Plan.

                 (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                 (p) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                 (q) "Tax Date" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

         3. Common Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 500,000 Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options.

         4.      Administration of the Plan.

                 (a)      Procedure.

                          (i) The Plan shall be administered by the Board in accordance with Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3"); provided, however, that the Board may appoint a Committee to administer the Plan at any time or from time to time and, provided further, that if members of the Board are not "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3, then any participation by directors in the Plan must be administered by a Committee appointed by the Board.

                          (ii)    The Committee shall consist of at least two
                 (2) members of the Board, each of whom is "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan; provided, however, that at no time may any director who is not "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 serve on the Committee nor shall a Committee of less than two (2) members administer the Plan.

                 (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, and to grant "nonstatutory stock options;" (ii) to determine, upon review of relevant information and in accordance with
         Section 2 of the Plan, the Fair Market Value of the Common Stock;
         (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with
         Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan;
         (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                 (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5.      Eligibility.

                 (a) Consistent with the Plan's purposes, Options may be granted only to key Employees of the Company as determined by the Board. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

                 (b) With respect to Incentive Stock Options granted under the Plan, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

         The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

         6. Effective Date. The Plan shall take effect on May 4, 1995, the date on which the Board approved the Plan. No Option may be granted after May 5, 2005 (ten (10) years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled. The Plan shall be submitted for shareholder approval at the next meeting of shareholders of the Company; provided, however, that failure to obtain such approval shall not affect the effectiveness of the Plan.

         7. Term of Option. Unless otherwise provided in the Stock Option Agreement, the term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof. Unless otherwise provided in the Stock Option Agreement, the term of each Option which is not an Incentive Stock Option shall be eleven (11) years from the date of grant. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

         8.      Exercise Price and Payment.

                 (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent

         (100%) of the Fair Market Value per Share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. In no event may the exercise price in the case of a nonstatutory stock option be less than eighty-five (85%) of the Fair Market Value per share on the date of grant.

                 (b) Payment. The price of an exercised Option and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                          (i) In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

                          (ii) At the discretion of the Board, through the delivery of shares of Common Stock, with an aggregate Fair Market Value, equal to the option price; or

                          (iii)   By a combination of (i) and (ii) above.

                 The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate, with respect to nonstatutory options, at the election of the Optionee pursuant to Section 17, the Company may satisfy its withholding obligations by retaining such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

         9.      Exercise of Option.

                 (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                 Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

                 Notwithstanding anything contained in this Plan to the contrary, the Board may establish certain restrictions on the times at which an Option may be exercised after a number of elapsed years together with cumulative exercise rights and may retain certain rights with respect to a fixed repurchase price for the Option Stock if the Employee voluntarily terminates his employment with the Company within a certain period of time after exercising the Option or whose employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft, breach of any fiduciary duty owed to the Company or for nonperformance of duties.

                 (b) Termination of Status as an Employee. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board, death or disability, the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (c) Disability. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as it is determined by the Board) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (d) Death of Optionee. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if Optionee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         10. Non-Transferability of Option. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellations or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         13.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respect as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holder of a majority of the outstanding Shares of the Company entitled to vote:

                          (i) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under
                 Section 11 of the Plan;

                          (ii) Any change in the designation of the class of employees eligible to be granted Options; or

                          (iii) If the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

                 (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Optionee unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Share may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Option Agreement. Options shall be evidenced by written option agreement in such form as the Board shall approve.

         17. Withholding Taxes. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any nonstatutory stock option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

         An Optionee who is also an officer of the Company must make the above-described election:

                 (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

                 (b)      either:

                          (i)     six months prior to the Tax Date, or

                          (ii) prior to the Tax Date and during the period beginning on the third business day following the date of the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

         18.     Miscellaneous Provisions.

                 (a) Plan Expenses. Any expenses of administering this Plan shall be borne by the Company.

                 (b) Use of Exercise Proceeds. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

                 (c) Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona and where applicable, in the State of Delaware and in accordance with the Code.

                 (d) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

                 (e) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on her or his own behalf.

                 (f) Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                  EXHIBIT "B"

                            SUNRISE PRESCHOOLS, INC.

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available individuals to serve as non-employee members of the Board of Directors of the Company, to reward such directors for their contributions to the profitable growth of the Company, and to maximize the identity of interest between such directors and stockholders generally.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Company" shall mean Sunrise Preschools, Inc., a Delawre corporation.

                 (c) "Effective Date" shall be the date that the Board of Directors of the Company adopts this Plan.

                 (d) "Eligible Director" shall mean (i) those individuals who are serving as non-employee members of the Board on the Effective Date, or (ii) those individuals who are elected or appointed as non-employee members of the Board after the Effective Date, whether through appointment by the Board or election of the Company's stockholders.

                 (e) "Exercise Price" shall mean, with respect to Shares of Optioned Stock, the Fair Market Value of such Shares on the date of grant of the Option.

                 (f) "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the Common Stock on the date of grant, as reported in the Wall Street Journal (or, if not reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange or the American Stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                 (g) "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

                 (h) "Optioned Stock" shall mean the Stock subject to an Option.

                 (i) "Optionee" shall mean a non-employee director of the Company who has been granted an Option.

                 (j) "Plan" shall mean this Non-Employee Directors Stock Option Plan.

                 (k)      "Share" shall mean a share of the Stock.

                 (l) "Stock" shall mean the Common Stock of the Company described in the Certificate of Incorporation of the Company.

                 (m) "Stock Option Agreement" shall mean the written agreement evidencing the grant of an Option.

                 (n) "Trading Day" shall mean a day on which the Fair Market Value of the Stock can be determined.

         3. Common Stock Subject to the Plan. Subject to increases and adjustments pursuant to Section 9 of the Plan, the number of Shares reserved and available for distribution under the Plan shall be one hundred thousand (100,000). If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unauthorized Shares covered by the Option shall, unless the Plan shall have terminated, be available for future grants of Options.

         4.      Option Grants.

                 (a) On the Effective Date, each Eligible Director shall be granted an Option to purchase 10,000 shares of Stock.

                 (b) Each individual who first becomes an Eligible Director after the Effective Date, whether through election by the stockholders or appointment of the Board, shall automatically be granted at the time of such initial election or appointment, an Option to purchase 10,000 shares of Stock.

                 (c) On the third business day after the announcement by the Company of its annual financial results each year (the "Annual Grant Date"), beginning with the date of such announcement in 1995, each individual who is at that time an Eligible Director shall automatically be granted an Option under the Plan to purchase an additional 5,000 shares of Stock; provided such individual (i) has attended 75% of the meetings of the Board held during the 12-month period immediately preceding the Annual Grant Date, or (ii) if such individual was appointed or elected as a director during such 12-month period, he or she has attended 75% of the meetings of the Board held during his of her term as a director, and (iii) has attended 75% of the meetings of any Committee of the Board to which such individual has been appointed as a member during such 12-month period.

                 (d) The purchase price of Shares subject to an Option shall be the Fair Market Value on the date of grant.

                 (e) Each Option granted on the Effective Date, as set forth in (a) above, shall be fully vested and immediately exercisable. Each Option granted after the Effective Date, as set forth in (b) and
         (c) above, shall vest one year after the date of grant, provided that the Optionee remains an Eligible Director at such vesting date.

         5. Stockholder Approval. This Plan was adopted by the Board of Directors of the Company on May 30, 1995 (the "Effective Date"). Options may be granted under the Plan on and after the Effective Date. The Plan shall be submitted for stockholder approval at the next annual or special meeting of stockholders. However, the failure to obtain such approval shall not affect the effectiveness of the Plan. No Option may be granted after the expiration of 10 years from the effective date of the Plan; provided, however, that the Plan and all outstanding Options shall remain in effect until such Options shall have been exercised, shall have expired or shall otherwise be terminated.

         6.      Term; Exercise; Rights as a Stockholder.

                 (a) The term of each Option shall be six (6) years from the date of grant thereof. The Option may be exercised in whole or in part at any time after vesting and during the term of the Option. No fractional Shares will be issued upon exercise of the Option and, if the exercise results in a fractional interest, an amount will be paid in cash equal to the value of such fractional interest based on the Fair Market Value of the Shares on the date of exercise.

                 (b) An Option shall be deemed to be exercised upon receipt by the Company from the Optionee of written notice of such exercise. Such notice shall be accompanied by full payment for the Shares subject to such exercise.

         7.      Payment.  The Exercise Price shall be paid:

                 (a) In United States dollars in cash or by check payable to the order of the Company; or

                 (b) Subject to the approval of the Board, by delivery of Shares with an aggregate Fair Market Value equal to the Exercise Price; or

                 (c)      By any combination of (a) and (b) above.

                 The Board shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock to exercise an Option as it deems appropriate.

         8. Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution to the limited extent provided herein or pursuant to a "qualified domestic relations order" as defined by the Internal Revenue Code or the Employee Retirement Income Security Act or the rules thereunder. Except as permitted herein, an Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

                 In the event of the Optionee's death, his or her Option shall be exercisable, prior to the expiration of the Option, by the person or persons to whom his or her accrued and vested rights pass by will or by the laws of descent and distribution.

         9. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, consolidation, subdivision, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made, with respect to the number or price of Shares subject to an Option.

                 In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise the Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of 30 days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

         10. Amendment and Termination of the Plan. The Board may amend the Plan from time to time in such respects as the Board may deem advisable or terminate the Plan; provided, however, that amendments to the Plan relating to the amount, price or timing of Option grants shall not be made more than once in any six month period, other than amendments necessary to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

                 Notwithstanding the foregoing, revisions or amendments that accomplish any of the following shall require approval of the stockholders of the Company, to the extent required by law, rule or regulation:

                 (a) Materially increase the benefits accruing to participants under the Plan;

                 (b) Materially increase the number of Shares which may be issued under the Plan;

                 (c) Materially modify the Plan as to eligibility for participation in the Plan; or

                 (d)      Otherwise cause the Plan to lose its exemption under
         Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         11. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market system upon which the Shares may be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or advisable.

                 Inability of the Company to obtain authority from a regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary or advisable to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         12.     Termination of Option.

                 (a) Termination as a Director. If an Optionee ceases to be a director, unless such cessation occurs due to death or disability, then the Option shall terminate on the date thirty days after the date the Optionee ceases to be a director.

                 (b) Disability. Unless otherwise provided in the Stock Option Agreement, in the event an Optionee is unable to continue to be a member of the Board as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may exercise the Option at any time within twelve (12) months following the date he ceased to be a director, but only to the extent he was entitled to exercise it on the date he ceased to be a director. To the extent that he was not entitled to exercise the Option on the date he ceased to be a director, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (c) Death. Unless otherwise provided in the Stock Option Agreement, if an Optionee dies during the term of the Option, the Option may be exercised at any time within twelve (12) months following the date of death, but only to the extent that an Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         13. Option Agreement. Options shall be evidenced by Stock Option Agreements in such form as the Board shall approve.

         14.     Miscellaneous Provisions.

                 (a) Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

                 (b) Construction of Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined by the Board in accordance with the laws of the State of Delaware.

                 (c) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Shares under the Plan after giving the person entitled to receive such Shares notice as far in advance as practical, and the Company may defer making delivery of such Shares if any such tax may be pending unless and until indemnified to its satisfaction.

                 (d) Gender. For purposes of this Plan, words used in the masculine gender shall include the female and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                 EXHIBIT "C"

PROXY                      SUNRISE PRESCHOOLS, INC.                        PROXY
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUNRISE
                               PRESCHOOLS, INC.
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Sunrise Preschools, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated December 26, 1995 and hereby appoints James R. Evans and Barbara L. Owens and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on January 6, 1996 at 2:00 p.m. local time, at the offices of Arthur Andersen & Co., 2 North Central, Suite 1000, Phoenix, Arizona 85004 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock and Series B Preferred Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

ELECTION OF DIRECTORS

[ ]      VOTE FOR the nominee listed below.

[ ]      WITHHOLD AUTHORITY to vote for the nominee listed below.

                              Dr. Richard H. Hinze

Proposal No. 1 - Ratification of 1995 Stock Option Plan

[ ]      VOTE FOR ratification of the 1995 Stock Option Plan.

[ ]      WITHHOLD AUTHORITY to vote for ratification of the 1995 Stock Option
         Plan.

Proposal No. 2 - Ratification of Non-Employee Directors Stock Option Plan

[ ]      VOTE FOR ratification of the 1995 Non-Employee Directors Stock Option
         Plan.

[ ] WITHHOLD AUTHORITY to vote for ratification of the Non-Employee Directors Stock Option Plan.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEE SET FORTH ABOVE, IN FAVOR OF PROPOSAL NO. 1 AND PROPOSAL NO. 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                              Dated:                                 , 199
                                     --------------------------------     --


                              ----------------------------------------------
                                       Signature


                              ----------------------------------------------
                                       Signature if Held Jointly


                              ----------------------------------------------
                                       Print Name(s)

                              (This Proxy should be dated, signed by the stockholder(s) and returned promptly in the enclosed envelope. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held by joint tenants or as community property, both should sign.)